UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §14a-11(c) or Rule 14a-12

BIOFORM MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BIOFORM

MEDICAL

1875 South Grant Street

San Mateo, California 94402

COMPANY #

BIOFORM MEDICAL, INC.

2009 ANNUAL MEETING OF STOCKHOLDERS Thursday, December 10, 2009 8:30 a.m.

BioForm Medical, Inc. First Floor 1875 South Grant Street San Mateo, California 94402

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 10, 2009.

Notice is hereby given that the Annual Meeting of Stockholders of BioForm Medical, Inc. will be held at BioForm Medical, Inc., First Floor, 1875 South Grant Street, San Mateo, California 94402 on Thursday, December 10, 2009 at 8:30 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.ematerials.com/bfrm

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before 12 Calendar Days Before Meeting Date to facilitate timely delivery.

Directions to the BioForm Medical, Inc. 2009 Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/bfrm.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors

2. Ratify selection of Auditors

You may immediately vote your proxy on the Internet at:

www.eproxy.com/bfrm

Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on December 9, 2009.

Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

V060909

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/bfrm . Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “bfrm Materials Request” in the subject line. The email must include:

The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

If you choose email delivery you must include the email address.

If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Directions to BioForm Medical, Inc. 1875 South Grant Street San Mateo, CA 94402

Via Highway 101

Merge onto CA-92 W toward HALF MOON BAY

Take the exit toward DELAWARE STREET

Take the CONCAR DRIVE ramp toward DELAWARE ST

Turn SLIGHT RIGHT onto CONCAR DR

Turn RIGHT onto S GRANT ST.

Turn LEFT at the Crossroads entrance

BioForm is located in the “Crossroads” building at 1875 (building on the right)

Via Highway 280

Merge onto CA-92 E toward HAYWARD

Take the DELAWARE STREET EXIT

Turn LEFT at the traffic signal

Turn RIGHT onto CONCAR DR

Turn RIGHT onto S GRANT ST.

Turn LEFT at the Crossroads entrance

BioForm is located in the “Crossroads” building at 1875 (building on the right)

From the East Bay

Take CA-92 W and cross San Mateo Bridge

Take the DELAWARE STREET exit.

Veer RIGHT onto Concar

Turn RIGHT on South Grant Street (second signal)

Turn LEFT at the Crossroads entrance

BioForm is located in the “Crossroads” building at 1875 (building on the right)